              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1996-3
                      AGREEMENT DATED SEPTEMBER 27, 1996

                     SERVICER'S MONTHLY REMITTANCE REPORT

-----------------------------------------------------------------------------------------------------------------------
                                Principal      Current    Principal        Principal              Interest
                Original      Balance Before    Pass      Remittance        Carry     Interest     Carry      Total
   Class        Face Value     Distribution    Through  (Including Turbo)   Forward  Remittance   Forward  Distribution
-----------------------------------------------------------------------------------------------------------------------
    A-1         65,000,000.00  57,066,464.13       6.75% 2,745,143.09       0.00     320,998.86       0.00 3,066,141.95
    A-2         49,000,000.00  49,000,000.00       6.85%         0.00       0.00     279,708.33       0.00   279,708.33
    A-3         22,000,000.00  22,000,000.00       7.05%         0.00       0.00     129,250.00       0.00   129,250.00
    A-4         32,000,000.00  32,000,000.00       7.20%         0.00       0.00     192,000.00       0.00   192,000.00
    A-5         20,000,000.00  20,000,000.00       7.25%         0.00       0.00     120,833.33       0.00   120,833.33
    A-6         47,000,000.00  47,000,000.00       7.60%         0.00       0.00     297,666.67       0.00   297,666.67
    A-7         29,000,000.00  29,000,000.00       7.80%         0.00       0.00     188,500.00       0.00   188,500.00
    A-8         24,750,000.00  24,750,000.00       8.00%         0.00       0.00     165,000.00       0.00   165,000.00
CERTIFICATES    11,250,000.00  11,250,000.00       8.30%         0.00       0.00      77,812.50       0.00    77,812.50
     R                   0.00   5,273,128.98       0.00%         0.00       0.00           0.00       0.00         0.00

-----------------------------------------------------------------------------------------------------------------------
   Totals      300,000,000.00 297,339,593.11             2,745,143.09              1,771,769.69            4,516,912.78
-----------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
                     Over
                 Collateral.  Allocated     Ending          Pool
   Class        (From Turbo)    Losses      Balance        Factor
---------------------------------------------------------------------
    A-1                  0.00      0.00   54,321,321.04    83.571263%
    A-2                  0.00      0.00   49,000,000.00   100.000000%
    A-3                  0.00      0.00   22,000,000.00   100.000000%
    A-4                  0.00      0.00   32,000,000.00   100.000000%
    A-5                  0.00      0.00   20,000,000.00   100.000000%
    A-6                  0.00      0.00   47,000,000.00   100.000000%
    A-7                  0.00      0.00   29,000,000.00   100.000000%
    A-8                  0.00      0.00   24,750,000.00   100.000000%
CERTIFICATES             0.00      0.00   11,250,000.00   100.000000%
     R           1,548,250.19      0.00    6,821,379.17     0.000000%

---------------------------------------------------------------------
   Totals                                296,142,700.21
---------------------------------------------------------------------


AMOUNTS PER 1,000               Principal
                              Balance Before  Principal    Interest       Total         End
   CLASS          CUSIP        Distribution  Remittance   Remittance  Distribution    Balance
-----------------------------------------------------------------------------------------------
    A-1        337928 AA 3        877.945602  42.232971      4.938444    47.171415   835.712631
    A-2        337928 AB 1       1000.000000   0.000000      5.708333     5.708333  1000.000000
    A-3        337928 AC 9       1000.000000   0.000000      5.875000     5.875000  1000.000000
    A-4        337928 AD 7       1000.000000   0.000000      6.000000     6.000000  1000.000000
    A-5        337928 AE 5       1000.000000   0.000000      6.041667     6.041667  1000.000000
    A-6        337928 AF 2       1000.000000   0.000000      6.333333     6.333333  1000.000000
    A-7        337928 AG 0       1000.000000   0.000000      6.500000     6.500000  1000.000000
    A-8        337928 AJ 4       1000.000000   0.000000      6.666667     6.666667  1000.000000
Certificates   337928 AH 8       1000.000000   0.000000      6.916667     6.916667  1000.000000

            Original weighted average sercurities rate =         7.27%
            Current weighted average sercurities rate =          7.28%

            Determination Date                   February 13, 1996
            Distribution Date                    February 20, 1996

              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1996-3
                       AGREEMENT DATED SEPTEMBER 27, 1996

                      SERVICER'S MONTHLY REMITTANCE REPORT
--------------------------------------------------------------------------------




COLLECTIONS ON THE MORTGAGE LOANS:

                                                                                      Interest           Principal             Total
                                                                                      --------           ---------             -----
Scheduled Monthly Payments                                                        2,611,185.28          375,823.50      2,987,008.78
Recovery of Delinquent Scheduled Payments                                           663,988.22          167,029.34        831,017.56
Principal Prepayments                                                               281,208.61          654,040.06        935,248.67
FHA Claims                                                                                0.00                0.00              0.00
Foreclosure Collections                                                                   0.00                0.00              0.00
Total Collections on Mortgage Loans                                               3,556,382.11        1,196,892.90      4,753,275.01

Collection Account Earnings                                                          19,354.51                0.00         19,354.51
Note Distribution Account Earnings                                                       24.95                0.00             24.95
Capitalized Interest Release                                                              4.55                0.00              4.55
Prefunding Account Withdrawal                                                             0.00                0.00              0.00

Available Collection Amount                                                       3,575,766.12        1,196,892.90      4,772,659.02


FEES:

Servicing Fee                                                                                                           185,837.25
Trustee Fee                                                                                                               1,858.37
Custodian Fee                                                                                                             2,973.40
Certificate Guaranty Insurance                                                                                           70,680.08
Owner Trustee Fee                                                                                                             0.00

Total Fees:                                                                                                             261,349.10

OVERCOLLATERALIZATION INFORMATION:

Current Overcollateralization Amount                                                                                  6,821,379.17
Interim Required Overcollaterlization Amount                                                                         14,999,719.86
Required Overcollaterlization Amount for Due Period                                                                  26,249,509.75
Current Credit Support Multiple                                                                                               1.00
Is Due Period a Step Down Date                                                                                                  No

RESERVE ACCOUNT INFORMATION

Original Reserve Account Deposit                                                                                     11,250,000.00
Current Reserve Account Balance                                                                                      11,250,000.00
Reserve Account Requirement                                                                                          11,250,000.00

AMOUNT IN PREFUNDING ACCOUNT:                                                                                                 0.00

CAPITALIZED INTEREST ACCOUNT INFORMATION:
Amount  Remaining in Capitalized  Interest Account                                                                           (0.00)
Amount to be Disbursed from Capitalized Interest Account to Note Distribution Account                                         0.00

COLLATERAL INFORMATION:
Beg. Weighted Avg. Rem. Maturity                                                                                               227
End. Weighted Avg. Rem. Maturity                                                                                               226
Beg. Weighted Average Coupon                                                                                                14.611%
End. Weighted Average Coupon                                                                                                14.610%
Beg. Number of Loans                                                                                                        10,212
End. Number of Loans                                                                                                        10,184
Beginning Unpaid Principle Balance of Home Loans                                                                    297,339,593.11
Remaining Unpaid Principle Balance of Home Loans                                                                    296,142,700.21
Loans Paid in Full                                                                                                               0

DELINQUENCIES:
                                                                                                    #              $         % of $
                                                                                                    -              -         ------
30-59 Days                                                                                         84   2,290,186.00         0.7733%
60-89 Days                                                                                         24     669,003.00         0.2259%
Over 90                                                                                            27     793,055.00         0.2678%
Total                                                                                             135   3,752,244.00         1.2670%
LIQUIDATED LOANS:
                                                                                             Pincipal       Interest          Total
                                                                                             --------       --------          -----
Liquidation Proceeds                                                                             0.00           0.00           0.00
Write-Offs/Net Losses                                                                            0.00           0.00           0.00
                                                                                                                               0.00

RESERVE ACCOUNT:
----------------

Beginning Balance                                                 11,250,000.00
Current Deposits
Current Earnings                                                       3,793.87
Withdraw of Excess Reserve Account Amount to Residual Holder           3,793.87
Ending Balance                                                    11,250,000.00


CAPITALIZED INTEREST:
---------------------

Beginning Balance:                                                         0.00



Less Amount to be released to Residual Interest                            4.55
Holder on Oct.  21 pursuant to Section 5.04(d)

Less Amount to be Distributed to Note Distribution                         0.00
Account on Oct. 16 Required by Section 5.04(a)

Plus  Account Earnings Posted in Due Period                                3.95
      Prefunding Account Earnings posted in Due Period                     0.60

Ending Balance on Distribution Date                                       (0.00)
Cap Interest Acct Requirement (Projected Interest Shortfall)               0.00

PREFUNDING ACCOUNT:
-------------------

Beginning Balance                                                          0.00

Less Draw for First funding                                                0.00

Less Amount to be Distributed to Note Distribution                         0.00
Account Required by Setion 5.03 (c)

Less Amount to be Distributed to Certificate Distribution                  0.00
Account Required by Setion 5.03 (c)

Ending Balance                                                             0.00

BACKUP CALCULATIONS:

DEPOSIT TO NOTE DISTRIBUTION ACCOUNT:

Beginning Balance                                              5,602.86
Available Collection Amount                                4,772,659.02
Guranteed Payment                                                  0.00
Reserve Account Withdrawal                                         0.00
                                                           ------------
Note Distribution Account balance                          4,778,261.88


WITHDRAWS FROM NOTE DISTRIBUTION ACCOUNT:

To The Note Distribution Account for Disbursement on Distribution Date Pursuant to Sections
5.01(c) paragraphs (i) to (iv)

                                                                     Remaining Balance
                                                                     -----------------
                                           ServIcing Fee     185,837.25   4,592,424.63
                              Guaranty Insurance Premium      70,680.08   4,521,744.55
                                   Indenture Trustee Fee       1,858.37   4,519,886.18
                                       Owner Trustee Fee           0.00   4,519,886.18
                                           Custodial Fee       2,973.40   4,516,912.78
               Noteholders Interest Distributable Amount   1,693,957.19   2,822,955.59
                  Regular Principal Distributable Amount   1,196,892.90   1,626,062.69
        Excess Spread to Class A-1 note as a part of the   1,548,250.19      77,812.50
      Noteholders Monthly Principal distributable Amount

To the Certificate Distribution Account for Disbursement pursuant to section 5.06 on the distribution date

         Certificateholder Interest Distributable Amount      77,812.50           0.00
        Certificateholder Principal Distributable Amount           0.00           0.00
                 Securities Insurer Reimbursement Amount           0.00           0.00
                  OverCollateralization Reduction Amount           0.00           0.00
                             Reimbured Servcing Advances           0.00           0.00